UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K/A

AMENDMENT NO. 1 TO

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 14, 2011

HealthWarehouse.com, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	0-13117	22-2413505
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification No.)

100 Commerce Boulevard
Cincinnati, Ohio	45140
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (513) 618-0911

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4 (c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Completion of Acquisition or Disposition of Assets.

On February 16, 2011, HealthWarehouse.com, Inc. (the “Company”) filed a Current Report on Form 8-K to report the completion of its acquisition on February 14, 2011 of Hocks.com, Inc. (“Hocks.com”), formerly a division of Hocks Pharmacy, Inc.  At that time, the Company stated in such Form 8-K that it intended to file the required financial statements and pro forma financial information within 71 days from the date that such report was required to be filed.  By this Amendment to such Form 8-K, the Company is amending and restating Item 9.01 thereof to include the required financial statements and pro forma financial information.

Item 9.01.  Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The following historical financial statements of Hocks.com (a division of Hocks Pharmacy, Inc.) are being filed as Exhibits 99.1 and 99.2 to this Form 8-K/A:

(1)          Audited financial statements of Hocks.com (a division of Hocks Pharmacy, Inc.) as of and for the years ended June 30, 2010 and 2009.

(2)          Unaudited condensed interim financial statements of Hocks.com (a division of Hocks Pharmacy, Inc.):

(i)           Unaudited Condensed Statement of Net Assets to be Sold as of December 31, 2010,

(ii)          Unaudited Condensed Statements of Revenues and Expenses for the six months ended December 31, 2010 and 2009,

(iii)         Unaudited Condensed Statements of Changes in Net Assets to be Sold for the six months ended December 31, 2010,

(iv)         Unaudited Condensed Statements of Cash Flows for the six months ended December 31, 2010 and 2009, and

(v)          Notes to unaudited condensed interim financial statements.

(b)          Pro Forma Financial Information.

(1)           The unaudited pro forma condensed combined Balance Sheet of the Company as of December 31, 2010, and the unaudited pro forma condensed combined Statement of Operations of the Company for the twelve months ended December 31, 2010, giving effect to the acquisition of Hocks.com, are included as Exhibit 99.3 to this Form 8-K/A.

(d)          Exhibits.

2.1	Asset Purchase Agreement dated February 14, 2011, among Hocks Acquisition Corporation, and Hocks Pharmacy Inc. and its shareholders.*

2.2	Merger Agreement dated February 14, 2011, among HealthWarehouse.com, Inc., Hocks Acquisition Corporation, Hocks Pharmacy Inc. and its shareholders, and Hocks.com Inc.*

99.1
Audited financial statements of Hocks.com (a division of Hocks Pharmacy, Inc.) as of June 30, 2010 and 2009, and the years then ended together with the Report of Independent Registered Public Accounting Firm.

99.2	Unaudited condensed interim financial statements of Hocks.com (a division of Hocks Pharmacy, Inc.) as of December 31, 2010, and for the six months ended December 31, 2010 and 2009.

99.3	Unaudited pro forma condensed combined financial statements.

*	Previously filed.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2011	HEALTHWAREHOUSE.COM, INC.

	By:	/s/ Lalit Dhadphale
Lalit Dhadphale
President and Chief Executive Officer